FORM 8-K ---CURRENT REPORT

                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of = 1934 Date of Report (Date of earliest event reported) January 11, 2001. = Andersen Group,
Inc. (Exact name of registrant as specified in its charter)



 Delaware                         0-1460                              =
06-0659863
(State or other Jurisdiction     Commission                        (IRS =
Employer
 of Incorporation)              File Number)                      =
Identification
                                                                        =
No.)
=20
                    515 Madison Avenue, Suite 2600, New York, NY 10022
                        (Address of Principal Executive Offices)

Registrant's telephone number, including area code           (212) =
826-8942
         (Former name of former address, if changed since last report.)

Item 4.  Changes in Registrant's Certifying Accountant.

     (a ) The Company's independent auditors, Deloitte & Touche LLP, =
City Place,
Hartford, CT 06103, were dismissed by the Company on January 11, 2001.

     During  the  past  two  fiscal  years,   Deloitte  &  Touche  LLP  =
rendered
unqualified opinions with respect to the Company's consolidated = financial statements for all years covered by reports filed during that = period. The dismissal of Deloitte & Touche LLP was approved by the Audit =
Committee of the
Company's Board of Directors.

     During the past two fiscal years and during the interim = period since
February 29, 2000, there have been no disagreements with Deloitte & = Touche LLP on any matter of accounting principles or procedures, financial = statement disclosures or auditing scope or procedures.

     (b)  Effective  January  11,  2001,  upon the  recommendation  of =
the Audit
Committee   of   the    Company's    Board   of    Directors,    the   =
firm   of
PricewaterhouseCoopers LLP, 100 Pearl Street, Hartford, CT 06103 was = retained to perform an examination on and render an opinion with respect to the = Company's consolidated financial statements as of and for the year ending = February 28,
2001. During the past two fiscal years the Company has not = consulted with
PricewaterhouseCoopers LLP regarding the application of accounting = principles or the type of audit opinion that might be rendered on the Company's = financial statements. Furthermore, no written report or oral advice was = provided by
PricewaterhouseCoopers LLP that was an important factor in reaching a = decision as to an accountant, auditor or financial reporting issue.

     PricewaterhouseCoopers LLP was not consulted on any matter, which = would be viewed as being the subject of a disagreement or a reportable event.

Item 7. Financial  Statements and Exhibits.

(a)      None
(b)      None
(c)      Exhibits - Exhibit 16 - Letter re: Change in Certifying Accountant


						Exhibit 16

[Letterhead of Deloitte & Touche LLP appears here]



January 16, 2001

Securities and Exchange Commission
Mail Stop 11-3
450 5th Street, N.W.
Washington, D.C.  20549

Dear Sirs/Madams:

We have read and agree with the comments in Item 4 of Form 8-K of Andersen Group, Inc. dated January 16, 2001.

Yours truly,


 /s/ Deloitte & Touche LLP




                                   SIGNATURES
=20
     Pursuant to the  requirements  of the Securities  Exchange Act of =
1934, the
Registrant  has duty  caused  the  report  to be  signed  on its  behalf =
 by the
undersigned hereunto duly authorized.

                                                       Andersen Group, =
Inc.
                                                       (Registrant)
=20


Date:    January 16, 2001                            /s/ Andrew M. =
O'Shea
                                                       Andrew M. O'Shea
                                                     Chief Financial =
Officer